NATURE OF OPERATIONS	12 Months Ended
Mar. 31, 2026
Nature Of Operations [Abstract]
NATURE OF OPERATIONS [Text Block]

1. NATURE OF OPERATIONS

C21 Investments Inc. (the "Company" or "C21") was incorporated on January 15, 1987, under the Company Act of British Columbia. The Company is a publicly traded company with its registered office at 170-601 West Cordova Street, Vancouver, BC, V6B 1G1. The Company is listed on the Canadian Securities Exchange under the symbol CXXI and on the OTCQB® Venture Market under the symbol CXXIF.

The Company is a cannabis operator in Nevada, USA and is engaged in the cultivation of and manufacturing of cannabis flower products, vape products and extract products for wholesale and retail sales. The Company initially had operations in the state of Oregon. During the year ended January 31, 2022, the Company made a strategic decision to cease operations in Oregon. The results of the Company's Oregon operations are presented as discontinued operations.

As at March 31, 2026, the Company had a working capital surplus of $1,920,024 (March 31, 2025 - working capital deficiency of $452,928) and an accumulated deficit of $80,064,661 (March 31, 2025 - $76,820,943). During the year ended March 31, 2026, the Company generated $1,363,139 in cash from operating activities, compared to $1,365,653 during the year ended March 31, 2025.

At the federal level, cannabis, other than certain medical cannabis products, currently remains a Schedule I controlled substance under the Controlled Substances Act of 1970. Under U.S. federal law, a Schedule I drug or substance is characterized by a high potential for abuse, no currently accepted medical use in the United States, and a lack of accepted safety for use under medical supervision. As such, even in those states in which cannabis has been legalized under state law, the manufacture, importation, possession, use or distribution of cannabis remains illegal under U.S. federal law. This has created a dichotomy between state and federal law, whereby many states have elected to regulate and remove state-level penalties regarding a substance that remains illegal at the federal level.

On April 23, 2026, the U.S. Department of Justice announced that it had moved FDA-approved marijuana products and marijuana products produced and dispensed pursuant to qualifying state medical marijuana licenses to Schedule III of the Controlled Substances Act. The DOJ also announced that the Drug Enforcement Administration ("DEA") would withdraw its prior notice of hearing and terminate those proceedings, with new administrative hearings scheduled to begin on June 29, 2026.

On April 28, 2026, the DEA published a rule in the Federal Register formalizing the rescheduling of FDA-approved marijuana products and marijuana products produced pursuant to state medical marijuana programs from Schedule I to Schedule III (the "Rescheduling Rule"). The Rescheduling Rule also established an expedited process for state-licensed medical marijuana operators to register with the DEA, which would permit such entities, subject to registration, to manufacture, distribute, and dispense marijuana for medical purposes under federal law. The Rescheduling Rule did not address or amend the status of adult-use cannabis, which remains classified as a Schedule I substance and is expected to be considered as part of the new administrative hearings beginning June 29, 2026. The Company is currently assessing the potential impact of these developments on its operations and financial reporting; however, the effects, if any, have not yet been determined.

There remains uncertainty regarding the U.S. federal government's overall position on cannabis, particularly with respect to adult-use cannabis and the implementation of the Rescheduling Rule. Any changes in federal enforcement priorities or interpretation could impact the Company's operations and its ability to continue as a going concern.